UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
October 27, 2006

VORNADO REALTY TRUST
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Maryland	No. 001-11954	No. 22-1657560
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

888 Seventh Avenue New York, New York (Address of Principal Executive offices)	10019 (Zip Code)

Registrant’s telephone number, including area code: (212) 894-7000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

This current report on Form 8-K of Vornado Realty Trust (the “Company”) updates Part II, Items 6, 7 and 8 of the Company’s annual report on Form 10-K for the year ended December 31, 2005. The Company is electing to re-issue in an updated format the presentation of its historical financial statements to reclassify the income and expenses of three properties (33 North Dearborn Street, 424 Sixth Avenue, and 1919 South Eads Street) to discontinued operations on the consolidated statements of income and the related assets and liabilities to assets and liabilities related to discontinued operations on the consolidated balance sheets.  During the first quarter of 2006, 33 North Dearborn Street and 424 Sixth Avenue met the criteria for such classification and were classified as such in the Company’s quarterly report on Form 10-Q for the three months ended March 31, 2006.  During the second quarter of 2006, 1919 South Eads Street met the criteria for such classification and was classified as such in the Company’s quarterly report on Form 10-Q for the three and six months ended June 30, 2006.  These reclassifications have no effect on the Company’s reported net income or funds from operations.

The information contained in this current report on Form 8-K is presented as of December 31, 2005, and other than as indicated above, has not been updated to reflect developments subsequent to this date.  All other items of the Form 10-K remain unchanged.  References to “We,” the “Company,” and “Vornado” in the exhibits to this report, unless otherwise noted, refer to Vornado Realty Trust and its consolidated subsidiaries.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

The following exhibits are furnished as part of this Report on Form 8-K:

23.1                                             Consent of Independent Registered Public Accounting Firm

99.1                                             Item 6. Selected Financial Data

Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

Item 8. Financial Statements and Supplementary Data

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY TRUST
(Registrant)

Date October 27, 2006	By:	/s/ Joseph Macnow
Joseph Macnow, Executive Vice President - Finance and Administration and Chief Financial Officer (duly authorized officer and principal financial and accounting officer)

EXHIBIT INDEX

EXHIBIT NO.
23.1	Consent of Independent Registered Public Accounting Firm

99.1	Item 6. Selected Financial Data
Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
Item 8. Financial Statements and Supplementary Data